UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   December 27, 2007
                                                          -----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


         North Carolina              0-12781              56-1001967
--------------------------------  -------------  -------------------------------
  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)           File Number)       Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

              Culp, Inc. (the "Company") has entered into a Twelfth Amendment to Amended and Restated Credit Agreement (the "Amendment") with Wachovia Bank, National Association ("Wachovia"), as Agent and as Bank, dated December 27, 2007, amending the Company's current credit agreement with Wachovia (the "Credit Agreement"). The Amendment extends the term of the Credit Agreement through December 31, 2008. The Amendment also increases the limit for annual capital expenditures to $5,000,000, deletes the financial covenant for minimum EBITDA, and adds a financial covenant requiring a maximum Funded Debt to EBITDA ratio of
3.0 to 1.0. Finally, the Amendment provides for a lower interest rate on outstanding borrowings if the Company's Funded Debt to EBITDA ratio is below 2.5 to 1.0. The amendment fee is $10,000. The Amendment is attached hereto as
Exhibit 10.1, and the description of its terms contained herein is qualified in its entirety by reference to the full text of the Amendment as set forth in
Exhibit 10.1.


Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

      Exhibit 10.1 - Twelfth Amendment to Amended and Restated Credit Agreement dated as of December 27, 2007 among Culp, Inc. and Wachovia Bank, National Association, as Agent and as Bank

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2007

                                         Culp, Inc.

                                         By:   /s/ Kenneth R. Bowling
                                               ----------------------
                                               Kenneth R. Bowling
                                               Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit Number                          Exhibit
         --------------                          -------

              10.1 Twelfth Amendment to Amended and Restated Credit Agreement dated as of December 27, 2007 among Culp, Inc. and Wachovia Bank, National Association, as Agent and as Bank